UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 9, 2005
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o      Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 Alan L. Gilman, the Lead Independent Director and Chairman of the Audit Committee of Stage Stores, Inc. (the "Company"), passed away on June 9, 2005.

William J. Montgoris was appointed Lead Independent Director and Scott J. Davido was appointed Chairman of the Audit Committee by the Company's Board of Directors on June 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                                    STAGE STORES, INC.

June 15, 2005                                                                                                 /s/ Michael E. McCreery
    (date)                                                                                                          Michael E. McCreery
                                                                                                                       Executive Vice President and
                                                                                                                       Chief Financial Officer